UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2009

NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 551-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2009, Mark W. Blackman resigned as Executive Vice President and Chief Underwriting Officer of NYMAGIC, INC. (the “Company”), effective immediately. Mr. Blackman will continue to serve as a director of the Company.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of new officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The following exhibit is furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.

By:/s/ Thomas J. Iacopelli
Name: Thomas J. Iacopelli
Title: Chief Financial Officer and Treasurer

Date: August 17, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 17, 2009.